CLASS B CERTIFICATE

NUMBER R-001

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) IN CERTIFICATED FORM (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1)-(3) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (2) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (3) PURSUANT TO A VALID REGISTRATION STATEMENT.

THIS CERTIFICATE MAY NOT BE ACQUIRED FOR OR ON BEHALF OF (1) AN EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ANY ENTITY, THE ASSETS OF WHICH WOULD BE DEEMED PLAN ASSETS UNDER THE DEPARTMENT OF LABOR REGULATIONS SET FORTH AT 29 C.F.R. ss.2510.3-101, OTHER THAN AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

THE RIGHTS OF THE HOLDERS OF THE CLASS B CERTIFICATES TO RECEIVE DISTRIBUTIONS WITH RESPECT TO INTEREST AND PRINCIPAL WILL BE SUBORDINATED TO SUCH RIGHTS OF THE HOLDERS OF THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SO LONG AS THIS CLASS B CERTIFICATE IS REGISTERED IN THE NAME OF BUSINESS LOAN CENTER FINANCIAL CORP., THIS CLASS B CERTIFICATE MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE CONVEYED, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN APPROVAL OF THE UNITED STATES SMALL BUSINESS ADMINISTRATION.

      BUSINESS LOAN CENTER SBA LOAN-BACKED ADJUSTABLE RATE CERTIFICATES

            Series 1997-1                 Original Class B Certificate
            Class B                       Principal Balance:

            No. R-001                     $ 1,787,984.23

                                          Original Dollar Amount as
                                           of the Cut-Off Date
                                           Represented by this
                                           Certificate:

                                          $ 1,787,984.23

            Remittance Rate:              Percentage Interest of
             Variable                      the Class B Certificates
                                           Evidenced by this
                                           Certificate: 100%

            Date of Pooling and           Servicer:
             Servicing Agreement           Business Loan Center, Inc.
             and Cut-Off Date:
             December 1, 1997

            First Remittance:             Latest Maturity Date: March 15, 2023
             Date:
             January 15, 1998             CUSIP No.: 123280 AB 5

            Closing Date:                 Trustee:
             December 19, 1997             Marine Midland Bank

            Business Loan Center, Inc. certifies that Business Loan Center Financial Corp. is the registered owner of a percentage interest (the "Percentage Interest") in the Unguaranteed Interest in a pool of loans partially guaranteed by the U.S. Small Business Administration (the "SBA Loans") and serviced by Business Loan Center, Inc. (hereinafter called the "Servicer," in its capacity as the Servicer, and the "Seller," in its capacity as the Seller, which terms include any successor entity under the Agreement referred to below). The SBA Loans were originated or purchased by the Seller. The SBA Loans will be serviced pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between Marine Midland Bank, as trustee (the "Trustee") and Business Loan Center, Inc., as Seller and Servicer, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

            On each Remittance Date, commencing on January 15, 1998, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered at the close of business on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest of the Class B Certificates evidenced by this Certificate and the amount required to be distributed to Holders of Class B Certificates on such Remittance Date pursuant to Section 6.07 of the Agreement.

            During the initial Interest Accrual Period, this Certificate will bear interest at the rate of 7.0% per annum. During each subsequent Interest Accrual Period, this Certificate will bear interest at a per annum rate equal to the Prime Rate in effect on the preceding Adjustment Date minus 1.50%, subject to the limits described in the Agreement.

            Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, upon written request to the Trustee, by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Person unless such Person shall own of record Certificates which have initial Certificate Principal Balances aggregating at least $5,000,000.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in New York, New York.

            This Certificate is one of a duly authorized issue of Certificates designated as Business Loan Center SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B (herein called the "Certificates") and representing undivided ownership in the right to receive the principal portion of the Unguaranteed Interests of the SBA Loans together with interest thereon at the then applicable Class A or Class B Remittance Rate, as the case may be.

            Neither the Certificates nor the SBA Loans represent an obligation of, or an interest in, the Servicer and (except for the Excess Spread) are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Small Business Administration, the Government National Mortgage Association or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the SBA Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any SBA Loan, such advance is reimbursable to the Servicer from late recoveries of interest on the SBA Loans generally.

            As provided in the Agreement, deposits and withdrawals from the Certificate Account, the Spread Account and the Expense Account may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer of advances made, or certain expenses incurred, by it, and investment in Permitted Instruments.

            Subject to certain restrictions, the Agreement permits the amendment thereof with respect to certain modifications (a) by the Seller, the Servicer and the Trustee without the consent of the Certificateholders and (b) by the Seller, the Servicer and the Trustee with the consent of the Majority Certificateholders. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Certificate Registrar in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Servicer, the Seller, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

            Except for certain obligations of the Servicer to the Trustee, the obligations created by the Agreement shall terminate upon notice to the Trustee of the later of the following events: (i) the final payment or other liquidation of the last SBA Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any SBA Loan and the remittance of all funds due thereunder or (ii) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust Fund established by the Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date of the Agreement.

            IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed.

                                    BUSINESS LOAN CENTER, INC.
                                      Servicer

                                    By: /s/ [ILLEGIBLE]
                                        ---------------------------
                                    Name:
                                    Title:

Dated: December 19, 1997

This is one of the
Certificates referred
to in the within-
mentioned Agreement.


Marine Midland Bank,
      as Trustee

By:
    ---------------------
    Authorized Signatory

          or

Marine Midland Bank,
as Authenticating Agent

By: /s/ [ILLEGIBLE]
    ---------------------
    Authorized Signatory